UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	December 10, 2008

Commission	Name of Registrant, State of Incorporation, Address of	IRS Employer
File Number	Principal Executive Offices and Telephone Number	Identification Number
1-9894	Alliant Energy Corporation	39-1380265
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
0-4117-1	Interstate Power and Light Company	42-0331370
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319) 786-4411
0-337	Wisconsin Power and Light Company	39-0714890
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        (b)     As a result of the executive officer appointments described in Item 5.02(c) below, Eliot G. Protsch will no longer be Chief Financial Officer of Alliant Energy Corporation (“Alliant Energy”), Interstate Power and Light Company (“IP&L”) and Wisconsin Power and Light Company (“WP&L,” and together with Alliant Energy and IP&L, the “Company”) effective January 4, 2009.

        (c)     On December 11, 2008, the Board of Directors (the “Board”) of the Company made several executive officer appointments.

        The Board appointed Eliot G. Protsch, 55, as the Company’s Senior Executive Vice President and Chief Operating Officer effective January 4, 2009. Mr. Protsch has served as Senior Executive Vice President and Chief Financial Officer of the Company since 2004, Executive Vice President and Chief Financial Officer of the Company from 2003 to 2004, Executive Vice President – Energy Delivery of Alliant Energy and WP&L from 1998 to 2003 and President of IP&L from 1998 to 2003.

        The Board appointed Patricia L. Kampling, 49, as the Company’s Vice President — Chief Financial Officer and Treasurer effective January 4, 2009. Ms. Kampling has served as the Company’s Vice President and Treasurer since 2007 and Vice President-Finance from 2005 to 2007. Ms. Kampling served as the Treasurer of IPSCO Incorporated from 2004 to 2005.

        The Board appointed Barbara J. Swan, 57, as the Company’s Executive Vice President — General Counsel and Chief Administrative Officer. Ms. Swan also continues to serve as the President of WP&L, which she has been since 2004. Ms. Swan has been Executive Vice President and General Counsel of the Company since 1998. In connection with her appointment, the Compensation and Personnel Committee of the Board approved granting Ms. Swan $100,000 of shares of restricted stock effective on January 5, 2009, which will vest in equal installments over three years.

        (e)     On December 10, 2008, the Compensation and Personnel Committee of the Board approved amended Supplemental Retirement Plan Agreements (the “SERPs”) for the officers of the Company, including the named executive officers. The SERPs were amended primarily to account for the new defined contribution plan benefits, to add termination for cause, and to comply with Section 409A. The Section 409A amendments are generally designed to restrict the executive’s flexibility concerning the time and form of benefit payments. The new termination for cause provision provides that an officer may not receive benefits under the SERP if the officer is terminated for cause. The foregoing description of the SERPs is qualified in its entirety by reference to the SERPs, which are filed herewith as Exhibits 10.1, 10.2 and 10.3, and are incorporated herein by reference. The amendments do not change the amount of benefits for named executive officers under the aggregate retirement benefit package of which the amended SERPs are a part.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(10.1)	Form of Supplemental Retirement Plan Agreement between the Company and W.D. Harvey, E.G. Protsch and B.J. Swan

(10.2)	Form of Supplemental Retirement Plan Agreement between the Company and D. K. Doyle

(10.3)	Form of Supplemental Retirement Plan Agreement between the Company and T.L. Aller, T.L. Hanson, P. Howard Moore and P.L. Kampling

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION
Date: December 11, 2008	By: /s/ Barbara J. Swan
Barbara J. Swan
Executive Vice President and General Counsel
INTERSTATE POWER AND LIGHT COMPANY
By: /s/ Barbara J. Swan
Date: December 11, 2008	Barbara J. Swan
Executive Vice President and General Counsel
WISCONSIN POWER AND LIGHT COMPANY
By: /s/ Barbara J. Swan
Barbara J. Swan
Date: December 11, 2008	President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Supplemental Retirement Plan Agreement between the Company and W.D. Harvey, E.G. Protsch and B.J. Swan

10.2	Form of Supplemental Retirement Plan Agreement between the Company and D. K. Doyle

10.3	Form of Supplemental Retirement Plan Agreement between the Company and T.L. Aller, T.L. Hanson, P. Howard Moore and P.L. Kampling

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